                                                                    EXHIBIT 10.2





                          PURCHASE AND SALE AGREEMENT


         THIS AGREEMENT, dated March 4, 1996, is made and entered into by and between Fortune Petroleum Corporation ("Seller") and Seneca Resources Corporation ("Buyer").

         1. Seller is the owner of certain interests in (a) the oil, gas and mineral leases (the "Leases") (b) all wells, surface equipment, subsurface equipment, pipelines and all other real, personal and mixed property located on the lands covered by the Leases and used in the operation thereof, and (c) all permits, licenses, easements, product sales contracts and similar rights associated with operation of the Leases described in Exhibit "A" attached hereto and in the lands covered thereby, as shown on the plat attached hereto as Exhibit "A-1". Those interests are referred to herein as the "Properties". Seller desires to sell the Properties to Buyer and Buyer desires to purchase the Properties from Seller, all in accordance with and for the consideration recited in the provisions hereof.

         2. Seller shall sell, transfer and assign, to Buyer all of Seller's rights, title and interest in and to the Properties. The Properties do not include (a) any accounts receivable relating to operation of the Leases prior to the Effective Date, or (b) liquid hydrocarbons in storage on the Leases at the Effective Date. The transfer of the Properties from Seller to Buyer shall be on the form of Assignment, Conveyance and Bill of Sale attached hereto as Exhibit "B".

         3. As consideration for the sale of the Properties, Buyer shall pay Seller at Closing the sum of Three Hundred Forty Thousand Fifty-eight and No/100 United States Dollars ($340,058.00).

         4. The Effective Date of the transfer of the Properties shall be December 1, 1995, at 7:00 a.m., PST.

         5. Seller agrees to make available to Buyer its records relating to the title of said properties, including, but not limited to abstracts, title reports, title opinions, leases, lease purchase reports, operating agreements, letter agreements, contracts, gas purchase contracts and any other informative material relating to said Properties in its possession in order for Buyer to make a determination of the correctness of Seller's interest in said Properties. Buyer will pay for its own legal representation and title work necessary. Seller agrees to pay for its own legal representation and any curative title work requested by Buyer. Should Seller fail to cure title, Buyer shall have the right but not the obligation to accept the title as is or do its own curative work.

         6. Seller shall also represent and warrant that at the time of the transfer of its interest in the Properties there will be no liens, encumbrances, reversions or reassignment obligations adverse to the interest to be assigned hereunder, judgments, suits, actions or other proceedings existing or threatened against its interest in the Properties.

         7. The Emission Bank, if any, as referenced in Rule 26.4 of the Rules and Regulations of the Ventura County Air Pollution Control District, and elsewhere, on said Properties, if any, shall be included in the sale to Buyer.

         8. Promptly, after execution of this Agreement by both parties, Buyer shall have the right, but not the obligation, until March 25, 1996, at its own risk and expense to conduct or have conducted an Environmental Assessment of the Properties. The sale herein contemplated shall be contingent upon a finding satisfactory to Buyer of no significant environmental liability. Seller shall provide Buyer with reasonable access to the Property to conduct the environmental assessment. Buyer shall provide Seller copies of all reports, results and data, but not analysis, received by Buyer in connection with the environment assessment. Buyer shall release, indemnify, defend and hold Seller harmless from any liability, loss or damage to persons or property incurred while, conducting the environmental assessment.

         9. Contingent upon closing hereunder, Buyer shall defend, indemnify and hold Seller harmless from any and all claims in favor of any person for personal injury, death, or damage to property or to the environment, or for any other claim or relief, arising directly or indirectly from, or incident to, the use, occupation, operation, maintenance or abandonment of any of the Properties, or condition of the property or premises, whether latent or patent, and which are attributable to operations and activities conducted subsequent to the Effective Date.

         10. Seller shall defend, indemnify and hold Buyer harmless from any and all claims in favor of any person for personal injury, death or damage to property or to the environment, or for any other claim or relief, arising directly or indirectly from, or incident to, (i) Seller's use, occupation, operation, maintenance, or abandonment of any of the Properties attributable to times prior to the Effective Date or (ii) any latent condition of the Properties attributable to operations and activities conducted during which the Properties were owned by or under the control of Seller.

         11. Buyer agrees to accept full responsibility for and all costs associated with plugging and abandoning all existing wells listed on Exhibit "A" and subsequently drilled wells. Buyer is also responsible for abandoning all production facilities on the Properties and restoring the surface. Buyer shall complete the plugging and abandonment of wells and surface restoration in compliance with the rules and regulations of any governmental agency having jurisdiction over the properties and with applicable provisions of the Leases.

         12. The Closing of the transaction contemplated in this Agreement and the transfer of the Properties shall occur on or before April 1, 1996, at the offices of Albrecht & Associates, Inc., 1111 Fannin, Suite 1470, Houston, Texas 77002 or such other date, time and place upon which Seller and Buyer may agree in writing.

         13. The purchase price shall be adjusted based on actual final determined working interest and net revenue interest if they should vary from the interest described in Exhibit "A", and expenditures incurred and revenues received after the effective date referred to herein and prior to the date of actual closing of the transaction. Seller shall be responsible for all obligations incurred and be entitled to all revenues accrued prior to the Effective Date herein, with respect to the interests conveyed pursuant hereto, and Buyer shall be so responsible and entitled, respectively, for such obligations incurred and revenues accrued thereafter. However, notwithstanding the foregoing, it is recognized that Seller will continue to operate the properties until the date of closing, and will be and remain responsible for any and all costs, expenses, losses, liabilities and damages, other than routine operating costs and expenses, attributable to the interests subject hereto, such as, but not limited to, costs, expenses, damages, losses and liabilities associated with blowouts, fires, or other unanticipated occurrences of a non-routine nature.

         14. For a period of three years after closing, Seller agrees not to lease or cause to be leased any mineral property lying within one (1) mile of the Properties.

         15. The Assignment to be made in accordance with this Agreement shall be made with warranty of title by, through and under Seller, but not otherwise.

         16. BUYER UNDERSTANDS AND AGREES THAT THE PROPERTIES ARE SOLD "AS IS" AND "WHERE IS", WITH ALL FAULTS AND DEFECTS, WITHOUT RECOURSE BY BUYER, ITS SUCCESSORS AND/OR ASSIGNS, AGAINST SELLER AND WITHOUT COVENANT, REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED OR STATUTORY; AND WITHOUT LIMITATION OF THE GENERALITY OF THE IMMEDIATELY PRECEDING CLAUSE, SELLER EXPRESSLY DISCLAIMS AND NEGATES (a) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE AND (b) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY.

         17. THE PARTIES AGREE TO EXECUTE AND DELIVER, AFTER THE CLOSING, ANY AND ALL OTHER INSTRUMENTS AND AGREEMENTS TO ACCOMPLISH THE TRANSACTION CONTEMPLATED HEREBY AND, WITHIN SIXTY (60) DAYS AFTER CLOSING, SHALL MAKE ALL ADJUSTMENTS CONTEMPLATED IN PARAGRAPH 13 ABOVE FOR WHICH THE NECESSARY INFORMATION WAS NOT AVAILABLE AT CLOSING. SELLER SHALL DELIVER TO BUYER ALL OF ITS FILES RELATING TO THE PROPERTIES

         18. SUBJECT TO TIME CONSTRAINT PROVISION OF PARAGRAPH 8. BUYER SHALL NOT BE OBLIGATED TO CONSUMMATE THE PURCHASE DESCRIBED IN THIS AGREEMENT UNTIL BUYER, AT ITS SOLE OPTION AND EXPENSE HAS COMPLETED A PHASE I ENVIRONMENTAL STUDY AND THE RESULTS THEREOF, IN BUYER'S OPINION, BEING SUFFICIENT TO PROCEED WITH THE CLOSING.

         19. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, EXCLUDING, HOWEVER, ANY PROVISION OF CALIFORNIA LAW THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF A DIFFERENT JURISDICTION.

         20. The exhibits to this Agreement are incorporated herein by reference.

         21. The terms, covenants and conditions hereof bind and inure to the benefit of Buyer and Seller and their successors and assigns and are covenants running with the lands, Leases, equipment and facilities and with each transfer or assignment of all or any part thereof.

         22. Except for the obligations created pursuant to the provisions of paragraphs 9., 10., 14. and 17. above, the warranties, covenants, obligations, and indemnities contained herein shall not survive the Closing.

         EXECUTED on the date first written above, to be effective on the Effective Date.


                                          SELLER

                                          FORTUNE PETROLEUM CORPORATION


                                          By: Tyrone J. Fairbanks
                                              --------------------------------
                                              Tyrone J. Fairbanks
                                              President



                                          BUYER

                                          SENECA RESOURCES CORPORATION


                                          By: James A. Beck
                                              --------------------------------
                                              James A. Beck
                                              Executive Vice President

                                  EXHIBIT "A"


Leases:

1. That certain Oil and Gas Lease dated July 1, 1963, executed by Union Oil Company of California, as Lessor in favor of Wainscoat & Whitely, Inc., as Lessee, recorded July 31, 1963 in Book 2366, Page 39, Official Records, Ventura County, California, INSOFAR AND ONLY INSOFAR as such lease covers the following described lands:

         Lot Nos. 43 and 44, Survey No. 3151 known as the Twilight Consolidated Placer Mining Claim, consisting of the Ireland and Twilight Placer Claims and embracing a portion of Township 5 North, Range 19 West, S.B.B. & M., SAVE AND EXCEPT:

         Parcel 1:        Portions of Lots 43 and 44, all depths

                          NW/4, W/2 NE/4, W/2 SW/4 of Lot 43;
                          N/2, SW/4 of Lot 44.

         Parcel 2:        Portions of Lots 43 and 44 lying below a depth of
                          eight hundred and fifty feet (850') into the Sespe
                          Formation or below a depth of eight hundred thirteen feet (813') above sea level, whichever is deeper.

                          SE/4 of Lot 44.

         Parcel 3:        Portion of Lot 43 lying below the base of the Sespe
                          Formation as encountered at 4,700' in the Hinkle
                          Exploration "Higgins" #129-21 Well located in the
                          Northwest Quarter (NW/4) of Section 28, Township 5
                          North, Range 19 West, S.B.B. & M.

                          E/2 NE/4; E/2 SW/4 and SE/4 of Lot 43.

2. That certain Oil and Gas Lease dated June 29, 1962 executed by The Los Angeles Oil Company, as Lessor, in favor of Union Oil Company of California, as Lessee, recorded December 29, 1965 in Book 2919, Page 446, Official Records, Ventura County, California, INSOFAR AND ONLY INSOFAR as such lease covers the following described lands:

         Parcel 1:        That certain parcel of land known as Lot 40, Township
                          5 North, Range 19 West, S.B.B. & M., known as and called Higgins Oil Mine, as designated and delineated on the official plat of the survey of said land returned to the General Land Office by the Surveyor
                          General, as set forth in that certain assignment of Oil and Gas Lease, recorded August 29, 1966 in Book
                          3085, Page 585, Official Records, excepting therefrom that portion lying within Parcel 2 below and the following described lands:

                 A. Portions of Lot No. 40, Township 5 North, Range 19 West, S.B.B. & M., known as and called Higgins Oil Mine, as designated and delineated on the official plat of the survey of said land referred to the General Land Office by the Surveyor General, more particularly described as follows:

                          Parcel A-1, all depths:

                          Beginning at the corner common to Sections 20, 21, 28 and 29, Township 5 North, Range 19 West, S.B.B. & M.; thence, North 0 degrees 30' 38" East 791.71 feet to a point; thence, South 89 degrees 32' 54" East 553.61 feet to a point; thence, South 0 degrees 22' 53"
                          East 154.03 feet to the true point of beginning;
                          thence:

                          1st: South 88 degrees 54'20" East 1,280.23 feet, to a point; thence,
                          2nd: North 0 degrees 39'29" East 1,358.25 feet, to a point; thence,
                          3rd: North 88 degrees 54'20" West 1,283.02 feet, to a point; thence,
                          4th: South 0 degrees 39'29" West 1,204.27 feet, to a point; thence,
                          5th: South 0 degrees 33'53" East 154.03 feet, more or less, to the true point of beginning, EXCEPTING therefrom the West 20 acres.

                          containing 20 acres, more or less.

                          Parcel A-2, all depths:

                          The East 750' of the North 2100' of Lot 40, containing 36.00 acres, more or less.

         Parcel 2:        A portion of Lot 40, Township 5 North, Range 190
                          West, S.B.B.& M., known as and called Higgins Oil
                          Mine, as designated and delineated on the official plat of the survey of said land returned to the General Land Office by the Surveyor General, from a depth of one thousand one hundred fifteen (1,115') feet below the surface thereof down to the base of the Lower Sespe Formation as defined by four thousand three hundred sixty seven (4,367') feet measured depth in the initial test well, as set forth in that certain document recorded October 26, 1992 as Instrument No. 92-189156, described as follows:

                          Parcel A:

                          Beginning at the corner common to Sections 20, 21, 28 and 29, Township 5 North, Range 19 West, S.B.B. & M., thence North 0 degrees 30'38" East 791.71 feet to a point; thence South 89 degrees 32'54" East 553.61 feet to a point; thence South 0 degrees 22'53" East 1,528.88 feet to the true point of beginning; thence

                          1st: South 88 degrees 54'20" East 1,255.29 feet to a point; thence
                          2nd: North 0 degrees 39'29" East 1,374.43 feet to a point; thence
                          3rd: North 88 degrees 54'20" West 1,280.23 feet, more or less, to a point, thence
                          4th: South 0 degrees 22'53" East 1,374.85 feet, more or less, to the true point of beginning.

                          Parcel B:

                          Beginning at the corner common to Sections 20, 21, 28 and 29, Township 5 North, Range 19 West, S.B.B. & M., thence North 0 degrees 30'38" East 791.71 feet to a point; thence South 89 degrees 32'54" East 553.61 feet to a point; thence South 0 degrees 22'53" East
                          154.03 feet to the true point of beginning; thence

                          1st: South 88 degrees 54'20" East 1,280.23 feet to a point; thence
                          2nd: North 0 degrees 39'29" East 1,358.25 feet to a point; thence
                          3rd: North 88 degrees 54'20" West 1,283.02 feet to a point; thence
                          4th: South 0 degrees 39'29" West 1,204.27 feet to a point; thence
                          5th: South 0 degrees 22'53" East 154.03 feet, more or less, to the true point of beginning, EXCEPTING THEREFROM the East 20 acres, and containing 20 acres more or less.

           Well Name         Working Interest      Net Revenue Interest
                                                     (No Less Than)
(1)     Higgins 2                  100%                   70.0%
(5)     Higgins 11X-28             100%                   70.0%
(5)     Higgins 12-28              100%                   70.0%
(2)(5)  Higgins U76-28             100%                   70.0%
(5)     Higgins 129-21             100%                   70.0%
(5)     Ireland 186-20             100%                   70.0%
(5)     Ireland 197-20             100%                   70.0%
(3)     Twilight 2                 100%                     --
(4)     Twilight 3                 100%                   70.0%

(1)     Shut-in in Vaqueros formation (Possible backup water disposal well)
(2)     Horizontal Completion
(3)     Active waste water disposal well
(4)     Shut-in in Vaqueros formation
(5)     Active producing well in Basal Sespe formation

                                     [MAP]





                                                       Assessor's Map Bk.16-Pg.
                                                       County of Ventura, Calif.





                                 Exhibit "A-l"

            Outline of a portion of Lots No. 40, 43 & 44, Township 5 North, Range 19 West, S.B.B. & M., known as and called Higgins Oil Mine, Ireland Placer Claim and Twilight Placer Claim, more particularly described in Exhibit "A" hereto.

Recording Requested By and Return To:
Seneca Resources Corporation
1201 Louisiana, Suite 400
Houston, TX 77002

                                  EXHIBIT "B"



                    ASSIGNMENT, CONVEYANCE AND BILL OF SALE


STATE OF CALIFORNIA     )
                        )    KNOW ALL MEN BY THESE PRESENTS
COUNTY OF VENTURE       )


         THIS ASSIGNMENT, CONVEYANCE AND BILL OF SALE entered into this 1st day of April, 1996, by and between FORTUNE PETROLEUM CORPORATION, 30101 Agoura Court, Suite 110, Agoura Hills, California 91301 ("ASSIGNOR") and SENECA RESOURCES CORPORATION, a Pennsylvania corporation, whose address is 1201 Louisiana, Suite 400, Houston, Texas 77002, ("ASSIGNEE");

                                  WITNESSETH:

         THAT ASSIGNOR for and in consideration of the sum of Ten Dollars ($10.00), and other good and valuable consideration, in hand paid, the receipt and sufficiency of which is hereby acknowledged, does hereby effective as of 7:00 a.m., Pacific Standard Time, December 1, 1995 ("Effective Date"), grant, bargain, sell, assign, transfer, set over, and convey unto ASSIGNEE, it successors and assigns:

1. All of ASSIGNOR's undivided interest in and to the oil and gas leases described in Exhibit "A" attached hereto (the "Leases), insofar as the Leases cover and relate to the land described in Exhibit "A" (the "Lands"), together with all of ASSIGNOR's interests in and to all the property and rights incident thereto, including all rights of ASSIGNOR in, to and under all operating agreements, exploration agreements, pooling or unitization agreements, farmout agreements, product purchase and sale contracts, leases, permits, right-of-ways, easements, licenses, options, orders, contracts and instruments in any way relating to the Leases and the Lands.

2. All of ASSIGNOR's undivided interest in and to all of the wells situated on the Lands or on land spaced, pooled or unitized therewith together with the personal property, fixtures and improvements on, appurtenant to, or used or obtained by ASSIGNOR in connection with the Lands or wells or with the production, treatment, sale or disposal of hydrocarbons or water produced therefrom or attributable thereto, including without limitation well equipment, casing, tubing, tanks, crude oil, condensate and products placed into storage or into pipelines after December 1, 1995, at 7:00 a.m., Pacific Standard Time, boilers, buildings, pumps, motors, machinery, pipelines, gathering systems, power lines, roads, and field processing plants, and all other appurtenances thereunto belonging.

3. At ASSIGNEE's sole cost, risk and expense ASSIGNOR also hereby grants and transfers to ASSIGNEE, its successors and assigns, to the extent so transferable, the benefit of and the right to enforce the covenants and warranties, if any, which ASSIGNOR is entitled to enforce with respect to the Leases, Lands, and wells against ASSIGNOR's predecessors in title to same.

4. All other leasehold interest, overriding royalty interests, mineral and royalty interest and other interests, if any, owned by ASSIGNOR, in and to the Land and the Leases and in or attributable to production therefrom.

         THERE IS SAVED AND EXCEPTED FROM THIS ASSIGNMENT, CONVEYANCE AND BILL OF SALE, THE FOLLOWING:

         A. A reservation by ASSIGNOR of any accounts receivable relating to operations on the Leases prior to the Effective Date.

         B. A reservation by ASSIGNOR of all liquid hydrocarbons in storage on the Leases on the Effective Date.

         TO HAVE AND TO HOLD UNTO ASSIGNEE, its successors and assigns, forever subject to the following:

         A. The provisions of paragraphs 9., 10., 14., and 17. of the Purchase and Sale Agreement between the parties hereto dated March 4, 1996. The terms of those paragraphs shall prevail in the event of a conflict between their provisions and the terms of this Assignment.

         B. A post closing adjustment within sixty (60) days of closing to account for all costs, expenses and income attributable to the Properties after the Effective Date and borne or enjoyed by ASSIGNOR and for all costs, expenses and income attributable to the properties, before the Effective Date and borne or enjoyed by ASSIGNEE and not included on the Closing Statement executed at Closing by ASSIGNOR and ASSIGNEE.

         C. ASSIGNEE shall accept full responsibility for any and all costs associated with plugging and abandoning of all existing wells listed on Exhibit "A" and subsequently drilled wells. Buyer is also responsible for abandoning all production facilities on the Properties and the restoration of the surface in compliance with the provisions of the Leases and all rules and regulations of the governmental agency having jurisdiction over the Properties.

         D. This instrument is made upon the understanding and agreement that, all personal property and equipment conveyed hereby is sold, assigned and accepted by ASSIGNEE in its "where is, as is" condition without any warranties whatsoever, express or implied or statutory, of marketability, quality condition, merchantability and/or fitness for a particular purpose or use, all of which is expressly disclaimed.

         IN WITNESS WHEREOF, this instrument is executed as of the day and year first written above.


                                          ASSIGNOR

                                          FORTUNE PETROLEUM CORPORATION


                                          By:
                                              --------------------------------
                                              Tyrone J. Fairbanks
                                              President



                                          ASSIGNEE

                                          SENECA RESOURCES CORPORATION


                                          By:
                                              --------------------------------
                                              James A. Beck
                                              Executive Vice President

                          PURCHASE AND SALE AGREEMENT

         THIS AGREEMENT, dated March 4, 1996, is made and entered into by and between Fortune Petroleum Corporation ("Seller") and Seneca Resources Corporation ("Buyer").

         1. Seller is the owner of certain interests in (a) the oil, gas and mineral leases (the "Leases") (b) all wells, surface equipment, subsurface equipment, pipelines and all other real, personal and mixed property located on the lands covered by the Leases and used in the operation thereof, and (c) all permits, licenses, easements, product sales contracts and similar rights associated with operation of the Leases described in Exhibit "A" attached hereto and in the lands covered thereby, as shown on the plat attached hereto as Exhibit "A-1". Those interests are referred to herein as the "Properties". Seller desires to sell the Properties to Buyer and Buyer desires to purchase the Properties from Seller, all in accordance with and for the consideration recited in the provisions hereof.

         2. Seller shall sell, transfer and assign, to Buyer all of Seller's rights, title and interest in and to the Properties. The Properties do not include (a) any accounts receivable relating to operation of the Leases prior to the Effective Date, or (b) liquid hydrocarbons in storage on the Leases at the Effective Date. The transfer of the Properties from Seller to Buyer shall be on the form of Assignment, Conveyance and Bill of Sale attached hereto as Exhibit "B".

         3. As consideration for the sale of the Properties, Buyer shall pay Seller at Closing the sum of Three Hundred Forty Thousand Fifty-eight and No/100 United States Dollars ($340,058.00).

         4. The Effective Date of the transfer of the Properties shall be December 1, 1995, at 7:00 a.m., PST.

         5. Seller agrees to make available to Buyer its records relating to the title of said properties, including, but not limited to abstracts, title reports, title opinions, leases, lease purchase reports, operating agreements, letter agreements, contracts, gas purchase contracts and any other informative material relating to said Properties in its possession in order for Buyer to make a determination of the correctness of Seller's interest in said Properties. Buyer will pay for its own legal representation and title work, necessary. Seller agrees to pay for its own legal representation and any curative title work requested by Buyer. Should Seller fall to cure title, Buyer shall have the right but not the obligation to accept the title as is or do its own curative work.

         6. Seller shall also represent and warrant that at the time of the transfer of its interest in the Properties there will be no liens, encumbrances, reversions or reassignment obligations adverse to the interest to be assigned hereunder, judgments, suits, actions or other proceedings existing or threatened against its interest in the Properties.

         7. The Emission Bank, if any, as referenced in Rule 26.4 of the Rules and Regulations of the Ventura County Air Pollution Control District, and elsewhere, on said Properties, if any, shall be included in the sale to Buyer.

         8. Promptly, after execution of this Agreement by both parties, Buyer shall have the right, but not the obligation, until March 25, 1996, at its own risk and expense to conduct or have conducted an Environmental Assessment of the Properties. The sale herein contemplated shall be contingent upon a finding satisfactory to Buyer of no significant environmental liability. Seller shall provide Buyer with reasonable access to the Property to conduct the environmental assessment. Buyer shall provide Seller copies of all reports, results and data, but not analysis, received by Buyer in connection with the environment assessment. Buyer shall release, indemnify, defend and hold Seller harmless from any liability, loss or damage to persons or property incurred while, conducting the environmental assessment.

         9. Contingent upon closing hereunder, Buyer shall defend, indemnify and hold Seller harmless from any and all claims in favor of any person for personal injury, death, or damage to property or to the environment, or for any other claim or relief, arising directly or indirectly from, or incident to, the use, occupation, operation, maintenance or abandonment of any of the Properties, or condition of the property or promises, whether latent or patent, and which are attributable to operations and activities conducted subsequent to the Effective Date.

         10. Seller shall defend, indemnify and hold Buyer harmless from any and all claims in favor of any person for personal injury, death or damage to property or to the environment, or for any other claim or relief, arising directly or indirectly from, or incident to, (i) Seller's use, occupation, operation, maintenance, or abandonment of any of the Properties attributable to times prior to the Effective Date or (ii) any latent condition of the Properties attributable to operations and activities conducted during which the Properties were owned by or under the control of Seller.

         11. Buyer agrees to accept full responsibility for and all costs associated with plugging and abandoning all existing wells listed on Exhibit "A" and subsequently drilled wells. Buyer is also responsible for abandoning all production facilities on the Properties and restoring the surface. Buyer shall complete the plugging and abandonment of wells and surface restoration in compliance with the rules and regulations of any governmental agency having jurisdiction over the properties and with applicable provisions of the Leases.

         12. The Closing of the transaction contemplated in this Agreement and the transfer of the Properties shall occur on or before April 1, 1996, at the office's of Albrecht & Associates, Inc., 1111 Fannin, Suite 1470, Houston, Texas 77002 or such other date, time and place upon which Seller and Buyer may agree in writing.

         13. The purchase price shall be adjusted based on actual final determined working interest and net revenue interest if they should vary from the interest described in Exhibit "A", and expenditures incurred and revenues received after the effective date referred to herein and prior to the date of actual closing of the transaction. Seller shall be responsible for all obligations incurred and be entitled to all revenues accrued prior to the Effective Date herein, with respect to the interests conveyed pursuant hereto, and Buyer shall be so responsible and entitled, respectively, for such obligations incurred and revenues accrued thereafter. However, notwithstanding the foregoing, it is recognized that Seller will continue to operate the properties until the date of closing, and will be and remain responsible for any and all costs, expenses, losses, liabilities and damages, other than routine operating costs and expenses, attributable to the interests subject hereto, such as, but not limited to, costs, expenses, damages, losses and liabilities associated with blowouts, fires, or other unanticipated occurrences of a non-routine nature.

         14. For a period of three years after closing, Seller agrees not to lease or cause to be leased any mineral property lying within one (1) mile of the Properties

         15. The Assignment to be made in accordance with this Agreement shall be made with warranty of title by, through and under Seller, but not otherwise.

         16. BUYER UNDERSTANDS AND AGREES THAT THE PROPERTIES ARE SOLD "AS IS" AND "WHERE IS", WITH ALL FAULTS AND DEFECTS, WITHOUT RECOURSE BY BUYER, ITS SUCCESSORS AND/OR ASSIGNS, AGAINST SELLER AND WITHOUT COVENANT, REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED OR STATUTORY; AND WITHOUT LIMITATION OF THE GENERALITY OF THE IMMEDIATELY PRECEDING CLAUSE, SELLER EXPRESSLY DISCLAIMS AND NEGATES (a) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE AND (b) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY.

         17. THE PARTIES AGREE TO EXECUTE AND DELIVER, AFTER THE CLOSING, ANY AND ALL OTHER INSTRUMENTS AND AGREEMENTS TO ACCOMPLISH THE TRANSACTION CONTEMPLATED HEREBY AND, WITHIN SIXTY (60) DAYS AFTER CLOSING, SHALL MAKE ALL ADJUSTMENTS CONTEMPLATED IN PARAGRAPH 13 ABOVE FOR WHICH THE NECESSARY INFORMATION WAS NOT AVAILABLE AT CLOSING. SELLER SHALL DELIVER TO BUYER ALL OF ITS FILES RELATING TO THE PROPERTIES

         18. SUBJECT TO TIME CONSTRAINT PROVISION OF PARAGRAPH 8, BUYER SHALL NOT BE OBLIGATED TO CONSUMMATE THE PURCHASE DESCRIBED IN THIS AGREEMENT UNTIL BUYER, AT ITS SOLE OPTION AND EXPENSE HAS COMPLETED A PHASE I ENVIRONMENTAL STUDY AND THE RESULTS THEREOF, IN BUYER'S OPINION, BEING SUFFICIENT TO PROCEED WITH THE CLOSING.

         19. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, EXCLUDING, HOWEVER, ANY PROVISION OF CALIFORNIA LAW THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF A DIFFERENT JURISDICTION.

         20. The exhibits to this Agreement are incorporated herein by reference.

         21. The terms, covenants and conditions hereof bind and inure to the benefit of Buyer and Seller and their successors and assigns and are covenants running with the lands, Leases, equipment and facilities and with each transfer or assignment of all or any part thereof.

         22. Except for the obligations created pursuant to the provisions of paragraphs 9., 10., 14. and 17. above, the warranties, covenants, obligations, and indemnities contained herein shall not survive the Closing.

         EXECUTED on the date first written above, to be effective on the Effective Date.


                                          SELLER

                                          FORTUNE PETROLEUM CORPORATION


                                          By: Tyrone J. Fairbanks
                                              --------------------------------
                                              Tyrone J. Fairbanks
                                              President



                                          BUYER

                                          SENECA RESOURCES CORPORATION


                                          By: James A. Beck
                                              --------------------------------
                                              James A. Beck
                                              Executive Vice President

                                  EXHIBIT "A"


Leases:

1. That certain Oil and Gas Lease dated July 1, 1963, executed by Union Oil Company of California, as Lessor in favor of Wainscoat & Whitely, Inc., as Lessee, recorded July 31, 1963 in Book 2366, Page 39, Official Records, Venture County, California, INSOFAR AND ONLY INSOFAR as such lease covers the following described lands:

         Lot Nos. 43 and 44, Survey No. 3151 known as the Twilight Consolidated Placer Mining Claim, consisting of the Ireland and Twilight Placer Claims and embracing a portion of Township 5 North, Range 19 West, S.B.B. & M., SAVE AND EXCEPT:

         Parcel 1:        Portions of Lots 43 and 44, all depths

                          NW/4, W/2 NE/4, W/2 SW/4 of Lot 43;
                          N/2, SW/4 of Lot 44.

         Parcel 2:        Portions of Lots 43 and 44 lying below a depth of
                          eight hundred and fifty feet (850') into the Sespe
                          Formation or below a depth of eight hundred thirteen feet (813') above sea level, whichever is deeper.

                          SE/4 of Lot 44

         Parcel 3:        Portion of Lot 43 lying below the base of the Sespe
                          Formation as encountered at 4,700' in the Hinkle
                          Exploration "Higgins" #129-21 Well located in the
                          Northwest Quarter (NW/4) of Section 28, Township 5
                          North, Range 19 West, S.B.B. & M.

                          E/2 NE/4; E/2 SW/4 and SE/4 of Lot 43.

2. That certain Oil and Gas Lease dated June 29, 1962 executed by The Los Angeles Oil Company, as Lessor, in favor of Union Oil Company of California, as Lessee, recorded December 29, 1965 in Book 2919, Page 446, Official Records, Ventura County. California. INSOFAR AND ONLY INSOFAR as such lease covers the following described lands:

         Parcel 1:        That certain parcel of land known as Lot 40, Township
                          5 North, Range 19 West, S.B.B. & M., known as and called Higgins Oil Mine, as designated and delineated on the official plat of the survey of said land returned to the General Land Office by the Surveyor
                          General, as set forth in that certain assignment of Oil and Gas Lease, recorded August 29, 1966 in Book
                          3085, Page 585, Official Records, excepting therefrom that portion lying within Parcel 2 below and the following described lands:

                 A. Portions of Lot No. 40, Township 5 North, Range 19 West, S.B.B. & M., known as and called Higgins Oil Mine, as designated and delineated on the official plat of the survey of said land referred to the General Land Office by the Surveyor General, more particularly described as follows:

                          Parcel A-1, all depths:

                          Beginning at the corner common to Sections 20, 21, 28 and 29, Township 5 North, Range 19 West, S.B.B. & M.; thence, North 0 degrees 30' 38" East 791.71 feet to a point; thence, South 89 degrees 32' 54" East 553.61 feet to a point; thence, South 0 degrees 22' 53"
                          East 154.03 feet to the true point of beginning;
                          thence:

                          1st: South 88 degrees 54'20" East 1,280.23 feet, to a point; thence.
                          2nd: North 0 degrees 39'29" East 1,358.25 feet, to a point; thence,
                          3rd: North 88 degrees 54'20" West 1,283.02 feet, to a point; thence,
                          4th: South 0 degrees 39'29" West 1,204.27 feet, to a point; thence,
                          5th: South 0 degrees 33'53" East 154.03 feet, more or less, to the true point of beginning, EXCEPTING therefrom the West 20 acres.

                          containing 20 acres, more or less.

                          Parcel A-2, all depths:

                          The East 750' of the North 2,100' of Lot 40, containing 36.00 acres, more or less.

         Parcel 2:        A portion of Lot 40, Township 5 North, Range 190
                          West, S.B.B.& M., known as and called Higgins Oil
                          Mine, as designated and delineated on the official plat of the survey of said land returned to the General Land Office by the Surveyor General, from a depth of one thousand one hundred fifteen (1,115') feet below the surface thereof down to the base of the Lower Sespe Formation as defined by four thousand three hundred sixty seven (4,367') feet measured depth in the initial test well, as set forth in that certain document recorded October 26, 1992 as Instrument No. 92-189156, described as follows:

                          Parcel A:

                          Beginning at the corner common to Sections 20, 21, 28 and 29, Township 5 North, Range 19 West, S.B.B. & M., thence North 0 degrees 30'38" East 791.71 feet to a point; thence South 89 degrees 32'54" East 553.61 feet to a point; thence South 0 degrees 22'53" East 1,528.88 feet to the true point of beginning; thence

                          1st: South 88 degrees 54'20" East 1,255.29 feet to a point; thence
                          2nd: North 0 degrees 39'29" East 1,374.43 feet to a point; thence
                          3rd: North 88 degrees 54'20" West 1,280.23 feet, more or less, to a point, thence
                          4th: South 0 degrees 22'53" East 1,374.85 feet, more or less, to the true point of beginning.

                          Parcel B:

                          Beginning at the corner common to Sections 20, 21, 28 and 29, Township 5 North, Range 19 West, S.B.B. & M., thence North 0 degrees 30'38" East 791.71 feet to a point; thence South 89 degrees 32;54" East 553.61 feet to a point; thence South 0 degrees 22'53" East
                          154.03 feet to the true point of beginning; thence

                          1st: South 88 degrees 54'20" East 1,280.23 feet to a point; thence
                          2nd: North 0 degrees 39'29" East 1,358.25 feet to a point; thence
                          3rd: North 88 degrees 54'20" West 1,283.02 feet to a point; thence
                          4th: South 0 degrees 39'29" West 1,204.27 feet to a point; thence
                          5th: South 0 degrees 22'53" East 154.03 feet, more or less, to the true point of beginning, EXCEPTING THEREFROM the East 20 acres, and containing 20 acres more or less.

                    Well Name         Working Interest         Net Revenue Interest
                                                                  (No Less Than)
(1)         Higgins 2                       100%                      70.0%
(5)         Higgins 11X-28                  100%                      70.0%
(5)         Higgins 12-28                   100%                      70.0%
(2)(5)      Higgins U76-28                  100%                      70.0%
(5)         Higgins 129-21                  100%                      70.0%
(5)         Ireland 186-20                  100%                      70.0%
(5)         Ireland 197-20                  100%                      70.0%
(3)         Twilight 2                      100%                        --
(4)         Twilight 3                      100%                      70.0%

(1)         Shut-in in Vaqueros formation (Possible backup water disposal well)
(2)         Horizontal Completion
(3)         Active waste water disposal well
(4)         Shut-in in Vaqueros formation
(5)         Active producing well in Basal Sespe formation


                                     [MAP]





                                                       Assessor's Map Bk.16-Pg.
                                                       County of Ventura, Calif.




                                 Exhibit "A-1"

               Outline of a portion of Lots No. 40, 43 & 44, Township 5 North, Range 19 West, S.B.B. & M., known as and called Higgins Oil Mine, Ireland Placer Claim and Twilight Placer Claim, more particularly described in Exhibit "A" hereto.

Recording Requested By and Return To:
Seneca Resources Corporation
1201 Louisiana, Suite 400
Houston, TX 77002

                                  EXHIBIT "B"



                    ASSIGNMENT, CONVEYANCE AND BILL OF SALE


STATE OF CALIFORNIA     )
                        )        KNOW ALL MEN BY THESE PRESENTS
COUNTY OF VENTURA       )



         THIS ASSIGNMENT, CONVEYANCE AND BILL OF SALE entered into this 1st day of April, 1996, by and between FORTUNE PETROLEUM CORPORATION, 30101 Agoura Court, Suite 110, Agoura Hills, California 91301 ("ASSIGNOR") and SENECA RESOURCES CORPORATION, a Pennsylvania corporation, whose address is 1201 Louisiana, Suite 400, Houston, Texas 77002, ("ASSIGNEE");

                                  WITNESSETH:

         THAT ASSIGNOR for and in consideration of the sum of Ten Dollars ($10.00), and other good and valuable consideration, in hand paid, the receipt and sufficiency of which is hereby acknowledged, does hereby, effective as of 7:00 a.m., Pacific Standard Time, December 1, 1995 ("Effective Date"), grant, bargain, sell, assign, transfer, set over, and convey unto ASSIGNEE, it successors and assigns:

         1. All of ASSIGNOR's undivided interest in and to the oil and gas leases described in Exhibit "A" attached hereto (the "Leases"), insofar as the Leases cover and relate to the land described in Exhibit "A" (the "Lands"), together with all of ASSIGNOR's interests in and to all the property and rights incident thereto, including all rights of ASSIGNOR in, to and under all operating agreements, exploration agreements, pooling or unitization agreements, farmout agreements, product purchase and sale contracts, leases, permits, right-of-ways, easements, licenses, options, orders, contracts and instruments in any way relating to the Leases and the Lands.

         2. All of ASSIGNOR's undivided interest in and to all of the wells situated on the Lands or on land spaced, pooled or unitized therewith together with the personal property, fixtures and improvements on, appurtenant to, or used or obtained by ASSIGNOR in connection with the Lands or wells or with the production, treatment, sale or disposal of hydrocarbons or water produced therefrom or attributable thereto, including without limitation well equipment, casing, tubing, tanks, crude oil, condensate and products placed into storage or into pipelines after December 1, 1995, at 7:00 a.m., Pacific Standard Time, boilers, buildings, pumps, motors, machinery, pipelines, gathering systems, power lines, roads, and field processing plants, and all other appurtenances thereunto belonging.

         3. At ASSIGNEE's sole cost, risk and expense ASSIGNOR also hereby grants and transfers to ASSIGNEE, its successors and assigns, to the extent so transferable, the benefit of and the right to enforce the covenants and warranties, if any, which ASSIGNOR is entitled to enforce with respect to the Leases, Lands, and wells against ASSIGNOR's predecessors in title to same.

         4. All other leasehold interest, overriding royalty interests, mineral and royalty interest and other interests, if any, owned by ASSIGNOR, in and to the Land and the Leases and in or attributable to production therefrom.

         THERE IS SAVED AND EXCEPTED FROM THIS ASSIGNMENT, CONVEYANCE AND BILL OF THE FOLLOWING:

         A. A reservation by ASSIGNOR of any accounts receivable relating to operations on the Leases prior to the Effective Date.

         B. A reservation by ASSIGNOR of all liquid hydrocarbons in storage on the Leases on the Effective Date.

         TO HAVE AND TO HOLD UNTO ASSIGNEE, its successors and assigns, forever subject to the following:

         A. The provisions of paragraphs 9., 10., 14., and 17. of the Purchase and Sale Agreement between the parties hereto dated March 4, 1996. The terms of those paragraphs shall prevail in the event of a conflict between their provisions and the terms of this Assignment.

         B. A post closing adjustment within sixty (60) days of closing to account for all costs, expenses and income attributable to the Properties after the Effective Date and borne or enjoyed by ASSIGNOR and for all costs, expenses and income attributable to the properties, before the Effective Date and borne or enjoyed by ASSIGNEE and not included on the Closing Statement executed at Closing by ASSIGNOR and ASSIGNEE.

         C. ASSIGNEE shall accept full responsibility for any and all costs associated with plugging and abandoning of all existing wells listed on Exhibit "A" and subsequently drilled wells. Buyer is also responsible for abandoning all production facilities on the Properties and the restoration of the surface in compliance with the provisions of the Leases and all rules and regulations of the governmental agency having jurisdiction over the Properties.

         D. This instrument is made upon the understanding and agreement that, all personal property and equipment conveyed hereby is sold, assigned and accepted by ASSIGNEE in its "where is, as is" condition without any warranties whatsoever, express or implied or statutory, of marketability, quality condition, merchantability and/or fitness for a particular purpose or use, all of which is expressly disclaimed.

         IN WITNESS WHEREOF, this instrument is executed as of the day and year first written above.


                                          ASSIGNOR

                                          FORTUNE PETROLEUM CORPORATION


                                          By:
                                              --------------------------------
                                              Tyrone J. Fairbanks
                                              President



                                          ASSIGNEE

                                          SENECA RESOURCES CORPORATION


                                          By:
                                              --------------------------------
                                              James A. Beck
                                              Executive Vice President